Subsequent Event	6 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Event

13.	Subsequent Event

On September 23, 2025, the Company effected a 1-for-16 reverse stock split of its common stock. On December 16, 2025, as approved and authorized by the shareholders of the Company at the Extraordinary General Meeting of Members held on December 12, 2025, the Board of Directors of the Company approved a share consolidation of the Company’s (i) outstanding Class A ordinary shares at a ratio of 1-for-8, with a post-share consolidation par value of $0.0128 each and (ii) outstanding Class B ordinary share at a ratio of 1-for-2, with a post-share consolidation part value of $0.0032 each, effective on January 8, 2026 (the “Share Consolidation”). These reverse stock splits have been retroactively reflected in the share amounts, per-share data, and equity presentation in these interim financial statements as of and for the six-month period ended December 31, 2025, as they occurred prior to issuance of these statements on April 17, 2026

On March 5, 2026, the Company has completed its redomiciliation from the Cayman Islands to the British Virgin Islands as a BVI business company (the “BVI Company”). The redomiciliation was approved by the shareholders of the Company at the Company’s extraordinary general meeting of shareholders on December 12, 2025.

On March 11, 2026, the Company rebranded its company name from Fitell Corporation to GMEX Robotics. The rebrand reflects a deliberate strategic evolution of the Company’s mission, extending its consumer-first foundation beyond fitness equipment e-commerce into the design and deployment of AI-powered robotics and intelligent consumer technologies.

On March 13, 2026, the Company entered into, and simultaneously consummated the initial closing transactions contemplated by, a Securities Purchase Agreement (the “Purchase Agreement”) with a certain institutional investor (the “Buyer”), pursuant to which the Company agreed to sell, in one or more closings, up to an aggregate original principal amount of $2,000,000 (collectively, the “Series D Notes”), in a private placement pursuant to Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder (the “Private Placement”). Pursuant to the Purchase Agreement, the Company sold to the Buyer at the initial closing an aggregate of $250,000 of Series D Notes (the “Initial Series D Note”) and the Company may sell to the Buyer, subject to certain conditions contained in the Purchase Agreement, up to an additional $1,750,000 of Series D Notes (the “Additional Notes”) as to be mutually agreed between the Company and the Buyer. At any time after the issuance, the Buyer may convert the Initial Series D Note into Class A ordinary shares of the Company (“Ordinary Shares”) at an initial conversion price of $3.00 per share, subject to adjustment as set forth in the Initial Series D Notes (the “Conversion Price”). Interest will be payable monthly under the Series D Notes at a rate of 6.0% per annum. The interest shall be computed on the basis of a 360-day year and shall be payable in arrears on the first calendar day of each calendar month (each, an “Interest Date”). Interest will be payable on each Interest Date in Ordinary Shares (the “Interest Shares”) in an amount equal to the interest payable on such Interest Date divided by the Conversion Price then in effect, so long as there has been no Equity Conditions Failure (as defined in the Notes); provided however, that the Company may, at its option following notice to the Buyer, pay Interest on any Interest Date in cash (the “Cash Interest”) or in a combination of Cash Interest and Interest Shares.